Exhibit 10.1

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This Amendment No. 5 to Credit Agreement, dated as of March 29, 2021 (this “Amendment”), is entered into by and among Howmet Aerospace Inc., a Delaware corporation (“Howmet”), the Lenders party hereto, and Citibank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein have the meanings assigned to such terms in the Existing Credit Agreement referenced below.

W I T N E S S E T H:

WHEREAS, reference is made to that certain Five-Year Revolving Credit Agreement, dated as of July 25, 2014 (as amended and extended by the letter agreement, dated June 5, 2015, and as further amended pursuant to Amendment No. 1 to Credit Agreement, dated as of September 16, 2016, and as further amended pursuant to Amendment No. 2 to Credit Agreement, dated as of June 29, 2018, and as further amended pursuant to Amendment No. 3, dated as of March 4, 2020, and as further amended pursuant to Amendment No. 4 to Credit Agreement, dated as of June 26, 2020, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”), among Howmet, the lenders and issuers from time to time party thereto, the Administrative Agent and JPMorgan Chase Bank, N.A., as Syndication Agent;

WHEREAS, Howmet has requested that the Existing Credit Agreement be amended on the terms and conditions set forth herein;

WHEREAS, Howmet has requested, and the Lenders and the Administrative Agent have agreed, on the terms and conditions set forth herein, to make certain amendments to the Existing Credit Agreement as provided herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.          Definitions. Unless otherwise specifically defined herein, each term used herein (including in the recitals above) that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.          Amendments to the Existing Credit Agreement upon the Amendment No. 5 Effective Date. Subject to the satisfaction of the conditions set forth in Section 3 below, the parties hereto agree that the Existing Credit Agreement shall be amended, with effect upon the Amendment No. 5 Effective Date (as defined in Section 3 below), as follows:

(a)                Article I of the Existing Credit Agreement is hereby amended by amending Section 1.01 thereof to insert the following new defined terms in their correct alphabetical order:

“Amendment No. 5” shall mean Amendment No. 5 to this Agreement, dated as of March 29, 2021.

“Amendment No. 5 Effective Date” shall have the meaning assigned to such term in Amendment No. 5.

(b)                Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the following defined terms in their entirety as follows:

“Consolidated Net Debt” means, as of any date of determination, (a) Indebtedness of Howmet and its Subsidiaries on a consolidated basis, after eliminating intercompany items, as of such time minus (b) the amount by which unrestricted cash and cash equivalents, determined in accordance with GAAP, of Howmet and its Subsidiaries exceeds $300,000,000 in the aggregate (provided that Consolidated Net Debt shall not be less than zero).

“Covenant Relief Period Termination Date” means the earlier of (a) December 31, 2022 and (b) the date on which the Administrative Agent receives a Covenant Relief Period Termination Notice from Howmet; provided that, with respect to clause (b) hereof, no Event of Default or Default shall have occurred and be continuing on such date.

(c)                Article VI of the Existing Credit Agreement is hereby amended by amending and restating Section 6.01(b) thereof in its entirety as follows:

(b)       Notwithstanding paragraph (a) of this Section 6.01 and in addition to the Liens permitted thereunder, each Borrower and any Restricted Subsidiary may create or incur Liens which would otherwise be subject to the foregoing restrictions to secure Indebtedness for borrowed money in an aggregate outstanding amount which does not at the time exceed (x) during the Covenant Relief Period, $100,000,000 or (y) at any time other than during the Covenant Relief Period, 10% of the Consolidated Net Tangible Assets of Howmet and its consolidated Subsidiaries at such time.

(d)                Article VI of the Existing Credit Agreement is hereby amended by amending and restating Section 6.03 thereof in its entirety as follows:

Section 6.03. Consolidated Net Leverage Ratio. Howmet shall not permit the ratio of Consolidated Net Debt to Consolidated EBITDA as of the end of each fiscal quarter for the period of the four fiscal quarters of Howmet most recently ended, to be greater than 3.50 to 1.00; provided, however, that notwithstanding the foregoing, during the Covenant Relief Period, Howmet shall not permit the ratio of Consolidated Net Debt to Consolidated EBITDA as of the end of each fiscal quarter for the period of the four fiscal quarters then ended of Howmet set forth below, to exceed the applicable level set forth below opposite such period under the heading “Consolidated Net Debt to Consolidated EBITDA”:

Fiscal Quarter Ending	Consolidated Net Debt to Consolidated EBITDA
March 31, 2021	5.50 to 1.00
June 30, 2021	5.50 to 1.00
September 30, 2021	5.00 to 1.00
December 31, 2021	4.75 to 1.00
March 31, 2022	4.50 to 1.00
June 30, 2022	4.50 to 1.00
September 30, 2022	4.25 to 1.00
December 31, 2022	3.75 to 1.00

2

(e)                Article VI of the Existing Credit Agreement is hereby amended by amending and restating Section 6.05 thereof in its entirety as follows:

Section 6.05. Restricted Payments. During the Covenant Relief Period, declare, order, pay, make, or permit any Subsidiary to declare, order, pay or make, any Restricted Payment; provided that, for so long as there are no Loans outstanding immediately prior to or after giving effect to such Restricted Payment, Howmet shall be permitted to declare, order, pay, make or permit any Subsidiary to declare, order, pay or make Restricted Payments (x) not exceeding $250,000,000 during Howmet’s fiscal year ending December 31, 2021 and (y) not exceeding $400,000,000 during Howmet’s fiscal year ending December 31, 2022; provided that any amount referred to in clause (x) that remains unused as of December 31, 2021 may be carried forward and used during Howmet’s fiscal year ending December 31, 2022.

(f)                 Article VI of the Existing Credit Agreement is hereby amended by amending and restating Section 6.06 thereof in its entirety as follows:

Section 6.06. Subsidiary Indebtedness. During the Covenant Relief Period, permit any Subsidiary to directly or indirectly create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness (other than any Indebtedness owing to Howmet or any other Subsidiary) except in an aggregate outstanding amount which does not at the time exceed $400,000,000 (less, without duplication, any amounts secured by any Borrower or Restricted Subsidiary under Section 6.01(b)).

Section 3.          Conditions Precedent to Amendment No. 5 Effective Date.

The amendments set forth under Section 2 herein shall be effective upon the date on which the following conditions precedent are satisfied (such date, the “Amendment No. 5 Effective Date”):

(a)                Amendment. The Administrative Agent shall have received counterparts of this Amendment, duly executed by Howmet and the Required Lenders.

(b)                Consent Fee; Expenses. The Administrative Agent shall have received (i) a consent fee payable by Howmet, for the account of each applicable Lender (including Citibank, N.A.) consenting to this Amendment (each, a “Consenting Lender”), in an amount equal to 0.10% of such Consenting Lender’s Commitment as in effect immediately prior to the Amendment No. 5 Effective Date, earned and payable on the Amendment No. 5 Effective Date and (ii) payment of any amounts due under Section 10.05 (Expenses, Indemnity) of the Existing Credit Agreement.

3

Section 4.          Representations and Warranties. To induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, Howmet hereby represents and warrants to the Administrative Agent and the Lenders, that:

(a)                Authorization. Howmet has the power and authority, corporate or otherwise, to execute, deliver and carry out the provisions of this Amendment, or to become a party to this Amendment in accordance with the terms hereof and to perform its obligations hereunder and under the Credit Agreement as modified hereby, and all such action has been duly and validly authorized by all necessary proceedings, corporate or otherwise, on its part.

(b)                Enforceability. This Amendment has been duly executed and delivered by Howmet and this Amendment and the Credit Agreement as modified hereby constitute the legal, valid and binding obligations of Howmet, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

(c)                Governmental Approvals. No authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any Governmental Authority (other than filings under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder) is necessary in connection with Howmet’s execution and delivery of this Amendment, the consummation by Howmet of the transactions contemplated hereby or Howmet’s performance of or compliance with the terms and conditions hereof or of the Credit Agreement as modified hereby.

(d)                No Conflict. None of the execution and delivery by Howmet of this Amendment, the consummation by Howmet of the transactions contemplated hereby or the performance by Howmet of or compliance by Howmet with the terms and conditions hereof or of the Credit Agreement as modified hereby will (a) violate any law, constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority to which it is subject, (b) conflict with or result in a breach or default under its charter or Memorandum and Articles of Association or by-laws (or equivalent organizational or governing documents), as applicable, (c) conflict with or result in a breach or default which is material in the context of this Amendment under any agreement or instrument to which Howmet is a party or by which it or any of its properties, whether now owned or hereafter acquired, may be subject or bound or (d) result in the creation or imposition of any Lien prohibited by Section 6.01 of the Credit Agreement upon any property or assets, whether now owned or hereafter acquired, of Howmet.

(e)                No Default; Representations and Warranties. On and as of the Amendment No. 5 Effective Date, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of Howmet set forth in the Loan Documents are true and correct in all material respects (or in all respects if such representation or warranty is qualified by Material Adverse Effect or other materiality qualifier) with the same effect as though made on and as of the date hereof, except to the extent that any such representation or warranty specifically refers to an earlier date, in which case such representation or warranty is true and correct in all material respects (or in all respects if such representation or warranty is qualified by Material Adverse Effect or other materiality qualifier) as of such earlier date.

Section 5.          Reference to and Effect on the Existing Credit Agreement.

(a)                From the Amendment No. 5 Effective Date (i) this Amendment and the Existing Credit Agreement shall be construed as a single instrument and (ii) each reference in the Existing Credit Agreement to “the Credit Agreement”, “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

4

(b)                Except as expressly set forth in this Amendment, all of the terms and provisions of the Existing Credit Agreement, each other Loan Document, and all other instruments and agreements executed in connection therewith are and shall remain in full force and effect and are hereby reaffirmed, ratified and confirmed, and the Borrowers shall continue to be bound by all of such terms and provisions.

(c)                Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)                This Amendment is a Loan Document under (and as defined in) the Credit Agreement.

Section 6.          Miscellaneous.

(a)                Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. SECTION 10.11 AND 10.15 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.

(b)                Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

(c)                Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 10.03 of the Credit Agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, PDF or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute,” “signature” and words of like import in this Agreement shall be deemed to include electronic signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Pages Follow]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

HOWMET AEROSPACE INC.

By:	/s/ Ramon Ceron
	Name:	Ramon Ceron
	Title:	Vice President and Treasurer

[Signature Page to Amendment No. 5 to Credit Agreement]

CITIBANK, N.A.,
individually as a Lender and as Administrative Agent

By:	/s/ Michael Vondriska
	Name:	Michael Vondriska
	Title:	Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ James Shender
	Name:	James Shender
	Title:	Executive Director

[Signature Page to Amendment No. 5 to Credit Agreement]

BANK OF MONTREAL, as a Lender

By:	/s/ Victor Davida
	Name:	Victor Davida
	Title:	Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

BNP paribas, as a Lender

By:	/s/ Tony Baratta
	Name:	Tony Baratta
	Title:	Managing Director

[Signature Page to Amendment No. 5 to Credit Agreement]

CREdit suisse ag, cayman islands branch, as a Lender

By:	/s/ Judy Smith
	Name:	Judy Smith
	Title:	Authorized Signatory

By:	/s/ Brady Bingham
	Name:	Brady Bingham
	Title:	Authorized Signatory

[Signature Page to Amendment No. 5 to Credit Agreement]

fifth third bank, national association, as a Lender

By:	/s/ Will Batchelor
	Name:	Will Batchelor
	Title:	Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mahesh Mohan
	Name:	Mahesh Mohan
	Title:	Authorized Signatory

[Signature Page to Amendment No. 5 to Credit Agreement]

Intesa Sanpaolo S.p.A. - New York Branch, as a Lender

By:	/s/ Neil Derfler
	Name:	Neil Derfler
	Title:	Global Relationship Manager

By:	/s/ Davide Casale
	Name:	Davide Casale
	Title:	Relationship Manager

[Signature Page to Amendment No. 5 to Credit Agreement]

Mizuho Bank, Ltd., as a Lender

By:	/s/ Donna DeMagistris
	Name:	Donna DeMagistris
	Title:	Authorized Signatory

[Signature Page to Amendment No. 5 to Credit Agreement]

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ Jack Kuhns
	Name:	Jack Kuhns
	Title:	Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

MUFG Bank, Ltd., as a Lender

By:	/s/ Liwei Liu
	Name:	Liwei Liu
	Title:	Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

PNC Bank, National Association, as a Lender

By:	/s/ Joseph McElhinny
	Name:	Joseph McElhinny
	Title:	Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

Sumitomo Mitsui Banking Corporation, as a Lender

By:	/s/ Jun Ashley
	Name:	Jun Ashley
	Title:	Director

[Signature Page to Amendment No. 5 to Credit Agreement]

TD Bank, N.A., as a Lender

By:	/s/ Bernadette Collins
	Name:	Bernadette Collins
	Title:	Senior Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

Truist Bank, as a Lender

By:	/s/ Jonathan Hart
	Name:	Jonathan Hart
	Title:	Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

U.S. Bank National Association, as a Lender

By:	/s/ Kenneth R. Fieler
	Name:	Kenneth R. Fieler
	Title:	Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

Citizens Bank, N.A., as a Lender

By:	/s/ A. Paul Dawley
	Name:	A. Paul Dawley
	Title:	Senior Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

ING Bank N.V., Dublin Branch, as a Lender

By:	/s/ Sean Hassett
	Name:	Sean Hassett
	Title:	Director

By:	/s/ Cormac Langford
	Name:	Cormac Langford
	Title:	Director

[Signature Page to Amendment No. 5 to Credit Agreement]

The Bank of Nova Scotia, as a Lender

By:	/s/ Kevin McCarthy
	Name:	Kevin McCarthy
	Title:	Director

[Signature Page to Amendment No. 5 to Credit Agreement]

The Huntington National Bank, as a Lender

By:	/s/ Marcel Fournier
	Name:	Marcel Fournier
	Title:	Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

Banco Bradesco S.A., New York Branch, as a Lender

By:	/s/ Roberto E. Schwartz
	Name:	Roberto E. Schwartz
	Title:	Dep. General

By:	/s/ Amir da Silva
	Name:	Amir da Silva
	Title:	Operations Manager

[Signature Page to Amendment No. 5 to Credit Agreement]

M&T Bank, as a Lender

By:	/s/ Shafiul Alam
	Name:	Shafiul Alam
	Title:	VP/Mid-Corporate Group

[Signature Page to Amendment No. 5 to Credit Agreement]

Nomura Corporate Funding Americas, LLC, as a Lender

By:	/s/ Andrew Keith
	Name:	Andrew Keith
	Title:	Executive Director

[Signature Page to Amendment No. 5 to Credit Agreement]

Riyad Bank, Houston Agency, as a Lender

By:	/s/ Michael Meiss
	Name:	Michael Meiss
	Title:	General Manager

By:	/s/ Roxanne Crawford
	Name:	Roxanne Crawford
	Title:	Vice President, Administrative Officer

[Signature Page to Amendment No. 5 to Credit Agreement]

Standard Chartered Bank, as a Lender

By:	/s/ Guilherme Domingos
	Name:	Guilherme Domingos
	Title:	Director, Loan Syndications

[Signature Page to Amendment No. 5 to Credit Agreement]

The Bank of New York Mellon, as a Lender

By:	/s/ William M. Feathers
	Name:	William M. Feathers
	Title:	Director

[Signature Page to Amendment No. 5 to Credit Agreement]